Exhibit 99.1

FOR IMMEDIATE RELEASE	Contacts: Timothy A. Bonang, Vice President, Investor Relations
Elisabeth H. Olmsted, Manager, Investor Relations
(617) 796-8245

Five Star Quality Care, Inc. Reports First Quarter 2013 Results

Newton, MA (April 29, 2013).  Five Star Quality Care, Inc. (NYSE: FVE) today announced its financial results for the quarter ended March 31, 2013.

First Quarter 2013 Financial Highlights:

•                  Total revenues for the first quarter of 2013 increased 10.1% to $360.1 million from $327.2 million for the same period in the previous year.

•                  Earnings before interest, taxes, depreciation and amortization, or EBITDA, for the first quarter of 2013 were $9.1 million compared to $9.0 million for the same period in the previous year.  A reconciliation of income from continuing operations determined in accordance with U.S. generally accepted accounting principles, or GAAP, to EBITDA and EBITDA excluding certain items for the quarters ended March 31, 2013 and 2012 appears later in this press release.

•                  Income from continuing operations for the first quarter of 2013 was $2.3 million, or $0.05 per basic and diluted share, compared to $1.2 million, or $0.03 per basic and diluted share for the same period in the previous year.  Income from continuing operations for the first quarter of 2013 included an income tax benefit of $1.5 million, or $0.03 per basic and diluted share, relating to a work opportunity tax credit program that expired in 2012 and which was retroactively reinstated in January 2013.

•                  Net income for the first quarter of 2013 was $1.9 million, or $0.04 per basic and diluted share, compared to $369,000, or $0.01 per basic and diluted share for the same period in the previous year.  Net income in the 2013 period included a loss from discontinued operations of $379,000 compared to a loss from discontinued operations of $853,000 in the 2012 period.

First Quarter 2013 Operating Highlights:

•                  Occupancy at our owned and leased senior living communities for the first quarter of 2013 was 85.4% compared to 85.9% for the same period in the previous year.

•                  The average monthly rate at our owned and leased senior living communities for the first quarter of 2013 increased by 2.5% to $4,507 from $4,395 for the same period in the previous year.

•                  The percentage of revenues derived from residents’ private resources for the first quarter of 2013 at our owned and leased senior living communities decreased to 74.3% compared to 74.5% for the same period in the previous year.

•                  Our fee revenues from managed senior living communities in the first quarter of 2013 were $2.3 million compared to $1.1 million for the same period in the previous year.

Other Highlights:

•                  On March 15, 2013, we entered into an amendment to our $35.0 million revolving secured line of credit, or our Credit Agreement, which is available for general business purposes, including acquisitions.  As a result of this amendment, the maturity date of our Credit Agreement was extended from March 18, 2013 to March 18, 2016.  In addition, the interest rate payable on borrowings under our Credit Agreement was reduced from LIBOR (with a floor of 200 basis points) plus a premium of 400 basis points to LIBOR (with no floor) plus a premium of 250 basis points.

Conference Call:

Later today, April 29, 2013, at 10:00 a.m. Eastern Time, we will host a conference call to discuss the first quarter financial results.  Following management’s presentation, there will be a question and answer period.

The conference call telephone number is (800) 230-1951.  Participants calling from outside the United States and Canada should dial (612) 332-0342.  No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call.  A replay of the conference call will be available through 11:59 p.m. Eastern Time, May 6, 2013.  To hear the replay, dial (320) 365-3844. The replay pass code is 290591.

A live audio webcast of the conference call will also be available in a listen only mode on the Company’s website at www.fivestarseniorliving.com.  Participants wanting to access the webcast should visit the Company’s website about five minutes before the call.  The archived webcast will be available for replay on the Company’s website for about one week after the call. The transcription, recording and retransmission in any way of the Company’s first quarter 2013 conference call is strictly prohibited without the prior written consent of the Company.  The Company’s website is not incorporated as part of this press release.

About Five Star Quality Care, Inc.:

Five Star Quality Care, Inc. is a senior living and healthcare services company.   As of March 31, 2013, we operated 261 senior living communities with 30,450 living units located in 31 states, including 31 communities (2,969 living units) that we own and operate, 191 communities (20,799 living units) that we lease and operate and 39 communities (6,682 living units) that we manage.  These communities include independent living, assisted living, continuing care and skilled nursing communities.  We also operate two rehabilitation hospitals.  We are headquartered in Newton, Massachusetts.

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WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                  RESIDENTS AND PATIENTS WHO PAY FOR OUR SERVICES WITH THEIR PRIVATE RESOURCES MAY BECOME UNABLE TO AFFORD OUR SERVICES WHICH COULD RESULT IN DECREASED OCCUPANCY AND REVENUES AT OUR SENIOR LIVING COMMUNITIES AND REHABILITATION HOSPITALS AND INCREASED RELIANCE ON GOVERNMENT AND OTHER PAYERS.

•                  THE AMOUNT OF AVAILABLE BORROWINGS UNDER OUR EXTENDED CREDIT AGREEMENT IS SUBJECT TO OUR HAVING QUALIFIED COLLATERAL, WHICH IS PRIMARILY BASED ON THE VALUE OF OUR ACCOUNTS RECEIVABLE SECURING OUR CREDIT AGREEMENT.  ACCORDINGLY, THE AVAILABILITY OF BORROWINGS UNDER OUR CREDIT AGREEMENT AT ANY TIME MAY BE LESS THAN $35.0 MILLION.

•                  ACTUAL COSTS UNDER OUR CREDIT AGREEMENT WILL BE HIGHER THAN LIBOR PLUS A PREMIUM BECAUSE OF OTHER FEES AND EXPENSES ASSOCIATED WITH OUR CREDIT AGREEMENT.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS.  OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

FOR THESE REASONS, AMONG OTHERS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE.

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Supplemental Information, page 1 of 7

FIVE STAR QUALITY CARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

 (in thousands, except per share data)

(unaudited)

	Three months ended March 31,
	2013	2012
Revenues:
Senior living revenue	$278,211	$275,870
Rehabilitation hospital revenue	27,481	26,787
Management fee revenue	2,302	1,088
Reimbursed costs incurred on behalf of managed communities	52,058	23,405
Total revenues	360,052	327,150

Operating expenses:
Senior living wages and benefits	139,212	138,374
Other senior living operating expenses	68,960	66,612
Costs incurred on behalf of managed communities	52,058	23,405
Rehabilitation hospital expenses	24,894	24,119
Rent expense	50,877	50,225
General and administrative	15,132	15,455
Depreciation and amortization	6,514	5,959
Total operating expenses	357,647	324,149

Operating income	2,405	3,001

Interest, dividend and other income	197	205
Interest and other expense	(1,456)	(1,426)
Equity in earnings of Affiliates Insurance Company	76	45
Gain (loss) on sale of available for sale securities reclassified from other comprehensive income	87	(1)

Income from continuing operations before income taxes	1,309	1,824
Benefit (provision) for income taxes	1,005	(602)
Income from continuing operations	2,314	1,222
Loss from discontinued operations	(379)	(853)

Net income	$1,935	$369

Weighted average shares outstanding - basic and diluted	48,234	47,899

Basic and diluted income per share from:
Continuing operations	$0.05	$0.03
Discontinued operations	(0.01)	(0.02)
Net income per share - basic and diluted	$0.04	$0.01

Supplemental Information, page 2 of 7

FIVE STAR QUALITY CARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS DATA

(in thousands)

(unaudited)

	March 31, 2013	December 31, 2012
Assets
Current assets:
Cash and cash equivalents	$15,156	$24,638
Accounts receivable, net of allowance	56,547	53,134
Due from related persons	5,581	6,881
Investments in available for sale securities	17,602	12,920
Restricted cash	11,502	6,548
Prepaid expenses and other current assets	21,156	29,644
Assets of discontinued operations	12,634	10,430
Total current assets	140,178	144,195

Property and equipment, net	333,773	335,612
Restricted cash	9,378	12,166
Restricted investments in available for sale securities	8,472	10,580
Goodwill, equity investment and other long term assets	76,852	75,684
Total assets	$568,653	$578,237

Liabilities and Shareholders’ Equity
Current liabilities:
Convertible senior notes	$24,872	$24,872
Other current liabilities	158,134	165,969
Total current liabilities	183,006	190,841

Mortgage notes payable	37,337	37,621
Other long term liabilities	39,359	42,970
Shareholders’ equity	308,951	306,805
Total liabilities and shareholders’ equity	$568,653	$578,237

Supplemental Information, page 3 of 7

FIVE STAR QUALITY CARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three months ended March 31,
	2013	2012

Cash flows from operating activities:
Net income	$1,935	$369
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	6,514	5,959
Loss from discontinued operations	379	853
(Gain) loss on sale of available for sale securities	(87)	1
Equity in earnings of Affiliates Insurance Company	(76)	(45)
Stock-based compensation	205	217
Provision for losses on receivables	1,772	1,161
Changes in assets and liabilities:
Accounts receivable	(5,185)	(1,551)
Prepaid expenses and other assets	7,102	(355)
Accounts payable and accrued expenses	(14,018)	1,356
Accrued compensation and benefits	3,705	4,788
Due from (to) related persons, net	1,114	(5,192)
Other current and long term liabilities	(1,349)	(169)
Cash provided by operating activities	2,011	7,392

Net cash (used in) provided by discontinued operations	(2,161)	107

Cash flows from investing activities:
Payments from restricted cash and investment accounts, net	(2,166)	(3,136)
Acquisition of property and equipment	(12,560)	(12,896)
Purchase of available for sale securities	(4,882)	—
Proceeds from disposition of property and equipment held for sale	8,171	6,318
Proceeds from sale of available for sale securities	2,409	772
Cash used in investing activities	(9,028)	(8,942)

Cash flows from financing activities:
Proceeds from borrowings on credit facilities	20,000	—
Repayments of borrowings on credit facilities	(20,000)	—
Repayments of mortgage notes payable	(304)	(286)
Cash used in financing activities	(304)	(286)

Change in cash and cash equivalents during the period	(9,482)	(1,729)
Cash and cash equivalents at beginning of period	24,638	28,374
Cash and cash equivalents at end of period	$15,156	$26,645

Supplemental cash flow information:
Cash paid for interest	$709	$1,002
Cash paid for income taxes	$296	$122

Supplemental Information, page 4 of 7

FIVE STAR QUALITY CARE, INC.

SENIOR LIVING COMMUNITY FINANCIAL DATA(1)

(dollars in thousands, except average monthly rate)

	Three months ended March 31,(2)
	2013	2012
Senior living communities:
Number of communities (end of period)	222	222
Number of units (end of period)	23,768	23,768
Occupancy	85.4%	85.9%
Avg. monthly rate(3)	$4,507	$4,395

Senior living revenue:
Independent and assisted living community revenue	$124,099	$122,470
Continuing care retirement community revenue	97,435	97,433
Skilled nursing facility revenue	53,302	52,759
Other (4)	3,375	3,208

Total senior living revenue	$278,211	$275,870

Senior living wages and benefits:
Independent and assisted living community wages and benefits	$54,413	$54,101
Continuing care retirement community wages and benefits	48,977	48,518
Skilled nursing facility wages and benefits	34,711	34,462
Other (4)	1,111	1,293

Total senior living wages and benefits	$139,212	$138,374

Senior living other operating expenses:
Independent and assisted living community other operating expenses	$29,831	$29,722
Continuing care retirement community other operating expenses	25,093	23,868
Skilled nursing facility other operating expenses	13,549	12,474
Other (4)	487	548

Total senior living other operating expenses	$68,960	$66,612

(1)    Excludes data for managed communities, rehabilitation hospitals and discontinued senior living operations.

(2)    The number of communities operated continuously from January 1, 2012, through March 31, 2013, did not change; as such, there is no separate comparable senior living community financial data.

(3)    Average monthly rate is calculated by taking the average daily rate, which is defined as total operating revenue divided by occupied units, during the period and multiplying it by 30 days.

(4)    Other senior living relates primarily to rehabilitation and other specialty service revenues and expenses provided at our residential facilities and does not include revenue and expenses from our rehabilitation hospital operations.

Supplemental Information, page 5 of 7

FIVE STAR QUALITY CARE, INC.

PERCENT BREAKDOWN OF SENIOR LIVING COMMUNITY REVENUES(1)

	Three months ended
	March 31,
	2013	2012
Independent and assisted living communities:
Private and other sources	99.1%	99.0%
Medicaid	0.9%	1.0%
Total	100%	100%

Continuing care retirement communities:
Private and other sources	70.0%	70.7%
Medicare	23.5%	22.7%
Medicaid	6.5%	6.6%
Total	100%	100%

Skilled nursing facilities:
Private and other sources	25.1%	25.2%
Medicare	25.7%	25.1%
Medicaid	49.2%	49.7%
Total	100%	100%

Total senior living communities:
Private and other sources	74.3%	74.5%
Medicare	13.4%	13.0%
Medicaid	12.3%	12.5%
Total	100%	100%

(1)       Excludes data for managed communities, rehabilitation hospitals and discontinued senior living operations.

Supplemental Information, page 6 of 7

FIVE STAR QUALITY CARE, INC.

SENIOR LIVING OTHER OPERATING DATA(1)

(dollars in thousands, except average monthly rate)

	Three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
Independent and assisted living communities (owned):
Number of communities (end of period)	31	31	31	31	31
Number of units (end of period)	2,969	2,969	2,969	2,969	2,969
Occupancy	87.4%	88.2%	86.7%	85.7%	85.4%
Avg. monthly rate(2)	$3,368	$3,287	$3,300	$3,327	$3,293

Independent and assisted living communities (leased):
Number of communities (end of period)	122	122	122	122	122
Number of units (end of period)	10,046	10,046	10,046	10,046	10,046
Occupancy	88.1%	88.6%	88.3%	88.2%	88.4%
Avg. monthly rate(2)	$3,656	$3,584	$3,580	$3,597	$3,580

Continuing care retirement communities (leased):
Number of communities (end of period)	31	31	31	31	31
Number of units (end of period)(3)	7,330	7,330	7,330	7,330	7,330
Occupancy	83.9%	83.5%	84.1%	84.0%	84.8%
Avg. monthly rate(2)	$5,280	$5,204	$5,117	$5,185	$5,166

Skilled nursing facilities (leased):
Number of communities (end of period)	38	38	38	38	38
Number of units (end of period)(4)	3,423	3,423	3,423	3,423	3,423
Occupancy	79.0%	79.8%	80.2%	80.9%	81.6%
Avg. monthly rate(2)	$6,628	$6,453	$6,221	$6,474	$6,265

Total senior living communities (owned and leased):
Number of communities (end of period)	222	222	222	222	222
Number of units (end of period)	23,768	23,768	23,768	23,768	23,768
Occupancy	85.4%	85.7%	85.7%	85.5%	85.9%
Avg. monthly rate(2)	$4,507	$4,418	$4,367	$4,437	$4,395

Managed communities:
Number of communities (end of period)	39	39	30	25	25
Number of units (end of period)(5)	6,682	6,682	4,498	3,736	3,736
Occupancy	87.1%	87.5%	87.4%	87.6%	87.3%
Avg. monthly rate(2)	$4,296	$4,144	$3,962	$4,000	$3,960

Rehabilitation hospitals (leased):
Number of hospitals (end of period)	2	2	2	2	2
Number of units (end of period)	321	321	321	321	321
Occupancy	63.7%	60.2%	60.7%	59.8%	60.4%

Other ancillary services:
Rehabilitation and wellness inpatient clinics (end of period)	53	50	50	48	47
Rehabilitation and wellness outpatient clinics (end of period)	49	49	46	44	41
Home health communities served (end of period)	6	6	6	6	6

(1)       Excludes data for discontinued operations.

(2)             Average monthly rate is calculated by taking the average daily rate, which is defined as total operating revenue divided by occupied units, during the period and multiplying it by 30 days.

(3)             Includes 2,014 skilled nursing units in communities where assisted living and independent living services are the predominant services provided.

(4)             Includes 87 assisted living and independent living units in communities where skilled nursing services are the predominant services provided.

(5)             Includes 472 skilled nursing units in communities where assisted living and independent living services are the predominant services provided.

Supplemental Information, page 7 of 7

FIVE STAR QUALITY CARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

 (in thousands)

Earnings before interest, taxes, depreciation and amortization, or EBITDA, and EBITDA excluding certain items, or collectively, Non-GAAP Financial Measures, are not financial measures determined according to U.S. generally accepted accounting principles, or GAAP.  We consider these Non-GAAP Financial Measures to be meaningful disclosures because we believe that the presentation of these Non-GAAP Financial Measures may help investors to gain a better understanding of changes in our operating results, and may also help investors who wish to make comparisons between us and other companies on both a GAAP and a non-GAAP basis. These Non-GAAP Financial Measures are used by management to evaluate our financial performance and for comparing our performance over time and to the performance of our competitors. These Non-GAAP Financial Measures as presented may not, however, be comparable to amounts calculated by other companies.  This information should not be considered as an alternative to income from continuing operations, net income, cash flows from operating activities or any other financial operating or performance or liquidity measure established by GAAP.  The following table includes the reconciliation of these Non-GAAP Financial Measures to income from continuing operations, the most directly comparable financial measure under GAAP reported in our condensed consolidated financial statements, for the three months ended March 31, 2013 and 2012.

	For the three months
	ended March 31,
	2013	2012
Income from continuing operations	$2,314	$1,222
Add: interest and other expense	1,456	1,426
Add: income tax expense	463	602
Add: depreciation and amortization	6,514	5,959
Less: interest, dividend and other income	(197)	(205)
Less: income tax benefit	(1,468)	—
EBITDA	9,082	9,004
Add: loss on sale of investments in available for sale securities	—	1
Less: gain on sale of investments in available for sale securities	(87)	—
EBITDA excluding certain items	$8,995	$9,005